Financial Instruments and Risk Management	12 Months Ended
Mar. 31, 2018
Financial Instruments And Risk Management
Financial Instruments and Risk Management
32	FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Group has established objectives concerning the holding and use of financial instruments. The underlying basis of these objectives is to manage the financial risks faced by the Group.

Formal policies and guidelines have been set to achieve these objectives. The Group does not enter into speculative arrangements or trade in financial instruments and it is the Group’s policy not to enter into complex financial instruments unless there are specific identified risks for which such instruments help mitigate uncertainties.

Management of Capital Risk and Financial Risk

The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance. The capital structure of the Group consists of debt, which includes the cash and cash equivalents, borrowings and equity attributable to equity holders of Eros, comprising issued capital, reserves and retained earnings as disclosed in Notes 21, 23 and 27 and the consolidated statement of changes in equity.

The gearing ratio at the end of the reporting period was as follows:

	As at March 31
	2018	2017
	(in thousands)
Debt (net of debt issuance cost of $1,210 (2017: $1,665))	$276,946	$269,870
Cash and cash equivalents	87,762	112,267
Net debt	189,184	157,603
Equity	1,003,417	883,548
Net debt to equity ratio	18.9%	17.8%

Debt is defined as long and short-term borrowings (excluding derivatives). Equity includes all capital and reserves of the Group that are managed as capital.

Categories of financial instruments

	2018	2017
	(in thousands)
Financial assets
Available-for-sale investments	$27,257	$29,613
Other financial assets (1)	340,994	362,286
	$368,251	$391,899
Financial liabilities at amortized cost
Trade payables and acceptances excluding value added tax and other tax payables	$70,927	$114,475
Borrowings	190,936	269,870
Financial Liabilities at fair value through profit or loss
Derivatives at fair value through profit or loss - held for trading	—	12,553
Senior convertible Notes at fair value through profit or loss	86,010	—
	$347,873	$396,898

(1) Other financial assets include loans and receivables, excluding prepaid charges and statutory receivables, and includes cash and cash equivalents and restricted deposits held with banks.

Financial risk management objectives

Based on the operations of the Group throughout the world, Management considers that the key financial risks that it faces are credit risk, currency risk, liquidity risk and interest rate risk. The objectives under each of these risks are as follows:

•	credit risk: minimize the risk of default and concentration.
•	currency risk: reduce exposure to foreign exchange movements principally between U.S. dollar, Indian Rupee and GBP.
•	liquidity risk: ensure adequate funding to support working capital and future capital expenditure requirements.
•	interest rate risk: mitigate risk of significant change in market rates on the cash flow of issued variable rate debt.

Credit risk

Trading credit risk is managed on a country by country basis by the use of credit checks on new clients and individual credit limits, where appropriate, together with regular updates on any changes in the trading partner’s situation. In a number of cases trading partners will be required to make advance payments or minimum guarantee payments before delivery of any goods. The Group reviews reports received from third parties and in certain cases as a matter of course reserve the right within the contracts it enters into to request an independent third - party audit of the revenue reporting. Further, in many of the catalogue sales, the trading partners have extended payment terms of up to a year and often fall behind contractual payment terms, thus payment cycle extends to 18 to 24 months. With respect to catalogue customers with a long trading history with the Group and who have contracted and paid significant amounts in the past without any prior history of bad debt, the Group closely monitors the same revised payment plans to assure collections. In case of new customer onboarding, the Group follows certain standard Know Your Client (KYC) procedures to ascertain financial stability of the counterparty and follows internal policies to not make ongoing sales to such new customers who are not reasonably current with their payments.

The Group from time to time will have significant concentration of credit risk in relation to individual theatrical releases, television syndication deals or music licenses. This risk is mitigated by contractual terms which seek to stagger receipts, de-recognition of financial assets and/or the release or airing of content. As at March 31, 2018, 20.5% (2017: 25.1%) of trade account receivables were represented by the top five debtors and for the year ended March 31, 2018, a loss on de-recognition of financial assets amounting to $3,562 (2017: Nil and 2016: Nil) arising on assignment and novation of trade receivable and trade payables with no recourse have been recognized in the statement of Income within other gains/(losses), net. The maximum exposure to credit risk is that shown within the statements of financial position, net of credit impairment loss $10,193 (2017: Nil). The maximum credit exposure on financial guarantees given by the Group for various financial facilities is described in Note 33.

As at March 31, 2018, the Group did not hold any material collateral or other credit enhancements to cover its credit risks associated with its financial assets.

Currency risk

The Group operates throughout the world with significant operations in India, the British Isles, the United States of America and the United Arab Emirates. As a result it faces both translation and transaction currency risks which are principally mitigated by matching foreign currency revenues and costs wherever possible.

The Group’s major revenues are denominated in U.S. Dollars, Indian Rupees and British pounds sterling which are matched where possible to its costs so that these act as an automatic hedge against foreign currency exchange movements.

The Group has identified that it will need to utilize hedge transactions to mitigate any risks in movements between the U.S. Dollar and the Indian Rupee and has adopted an agreed set of principles that will be used when entering into any such transactions. No such transactions have been entered into to date and the Group has managed foreign currency exposure to date by seeking to match foreign currency inflows and outflows as much as possible. Details of the foreign currency borrowings that the Group uses to mitigate risk are shown within Interest Risk disclosures.

As at the reporting date there were no outstanding forward foreign exchange contracts. In fiscal 2018, foreign exchange exposure was managed through cross currency swap on $11,474 borrowings. The Group adopts a policy of borrowing where appropriate in the local currency as a hedge against translation risk. The table below shows the Group’s net foreign currency monetary assets and liabilities position in the main foreign currencies, translated to USD equivalents, as at the year-end:

		Net Balance
	USD	GBP	Other
		(in thousands)
As at March 31, 2018	(4,350)	(56,080)	1,081
As at March 31, 2017	4,025	(39,460)	(2,320)

The above exposure to foreign currency arises where a consolidated entity holds monetary assets and liabilities denominated in a currency different to the functional currency of that entity.

A uniform decrease of 10% in exchange rates against all foreign currencies in position as of March 31, 2018 would have decreased in the Company’s net income before tax by approximately $5,935 (2017: loss of $3,775 and 2016: gain of $3,947). An equal and opposite impact would be experienced in the event of an increase by a similar percentage.

Our sensitivity to foreign currency has increased during the year ended March 31, 2018 as a result of an increase in liabilities compared to assets denominated in foreign currency over the comparative period. In Management’s opinion, the sensitivity analysis is unrepresentative of the inherent foreign exchange risk because the exposure at the end of the reporting period does not reflect the exposure during the year.

Liquidity risk

The Group manages liquidity risk by maintaining adequate reserves and agreed committed banking facilities. Management of working capital takes account of film release dates and payment terms agreed with customers.

An analysis of short-term and long-term borrowings is set out in Note 23. Set out below is a maturity analysis for non-derivative and derivative financial liabilities. The amounts disclosed are based on contractual undiscounted cash flows. The table includes both interest and principal cash flows. To the extent that interest flows are floating rate, the undiscounted amount is derived from interest rates as at March 31, in each year.

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(in thousands)
As at March 31, 2018
Borrowing principal payments(1)	$278,156	$152,330	$50,650	$75,176	$—
Borrowing interest payments	48,750	26,024	15,319	7,407	—
Derivative financial instruments	—	—	—	—	—
Acceptances	8,898	8,898	—	—	—
Trade and other payables	72,142	72,142	—	—	—

	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
	(in thousands)
As at March 31, 2017
Borrowing principal payments(1)	$271,535	$180,722	$18,079	$71,881	$853
Borrowing interest payments	40,987	22,019	12,046	6,922	—
Derivative financial instruments	12,553	—	—	12,533	—
Acceptances	8,935	8,935	—	—	—
Trade and other payables	120,082	120,082	—	—	—

(1) Excludes cumulative effect of unamortized costs.

At March 31, 2018, the Group had facilities available of $287,684 (2017: $282,685) and had net undrawn amounts of $630 (2017: $2,215) available.

In addition, the Group has issued financial guarantees amounting to $1,171 (2017: $2,192) in the ordinary course of business, having maturity dates up to the next 12 months. The Group did not earn any fees to provide such guarantees. It does not anticipate any liability on these guarantees as it expects that most of these will expire unused.

Interest rate risk

The Group is exposed to interest rate risk because entities in the Group borrow funds at both fixed and floating interest rates. The risk is managed by maintaining an appropriate mix between fixed, capped and floating rate borrowings, and by the use of interest rate swap contracts and forward interest rate contracts. Hedging activities are evaluated to align with interest rate views to ensure the most cost effective hedging strategies are applied.

Currency, Maturity and Nature of Interest Rate of the Nominal Value of Borrowings

	As at March 31
	2018	%	2017	%
	(in thousands, except percentages)
Currency
U.S. Dollar	$107,236	38.6%	$115,424	42.5%
Great British Pounds Sterling	70,055	25.2%	62,672	23.1%
Indian Rupees	100,865	36.2%	93,439	34.4%
Total	$278,156	100.0%	$271,535	100.0%

Maturity
Due before one year	$152,330	54.8%	$180,722	66.6%
Due between one and three years	50,650	18.2%	18,079	6.7%
Due between four and five years	75,176	27.0%	71,881	26.5%
Due after five years	—	—	853	0.2%
	$278,156	100.0%	$271,535	100.0%
Nature of rates
Fixed interest rate	$177,742	63.9%	$131,279	48.3%
Floating rate	100,414	36.1%	140,256	51.7%
Total	$278,156	100.0%	$271,535	100.0%

In 2018 fiscal year, the interest exposure was managed through an interest cap on $100 million entered into in 2012. Two written floor contracts each with $100 million notional value were also entered into in 2012 were closed.

At 1% increase in underlying bank rates would lead to decrease in the Company’s net income before tax by $ 851 for the year ended March 31, 2018 (2017: $2,461) on net income. An equal and opposite impact would be felt if rates fell by 1%.

This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

Under the interest swap contracts, we have agreed to exchange the difference between fixed and floating rate interest amounts calculated on an agreed notional principal amount. Such contracts enable us to mitigate the risk of changing interest rates on the cash flow of issued variable rate debt.

The fair value of interest rate derivatives which comprise derivatives at fair value through profit and loss is determined as the present value of future cash flows estimated and discounted based on the applicable yield curves derived from quoted interest rates.

Financial instruments — disclosure of fair value measurement level

Disclosures of fair value measurements are grouped into the following levels:

•	Level 1 fair value measurements derived from unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2 fair value measurements derived from inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and

•	Level 3 fair value measurements derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data.

The table below presents assets and liabilities measured at fair value on a recurring basis, which are all category level 2:

		As at March 31, 2018
		(in thousands)
Description of type of financial assets	Gross amount of recognized financial assets	Gross amount of recognized financial liabilities offset in the statement of financial position	Net amounts financial assets presented in the statement of financial position
Derivative assets	282	—	282
Total	282	—	282

Description of type of financial liabilities	Gross amount of recognized financial liabilities	Gross amount of recognized financial assets offset in the statement of financial position	Net amounts financial liabilities presented in the statement of financial position
Derivative liabilities	—	—	—
Total	—	—	—

		As at March 31, 2017
		(in thousands)
Description of type of financial assets	Gross amount of recognized financial assets	Gross amount of recognized financial liabilities offset in the statement of financial position	Net amounts financial assets presented in the statement of financial position
Derivative assets	179	(179)	—
Total	179	(179)	—

Description of type of financial liabilities	Gross amount of recognized financial liabilities	Gross amount of recognized financial assets offset in the statement of financial position	Net amounts financial liabilities presented in the statement of financial position
Derivative liabilities	(12,732)	179	(12,553)
Total	(12,732)	179	(12,553)

Financial assets and liabilities subject to offsetting enforceable master netting arrangements or similar agreements as at March 31, 2018 are as follows:

	As at March 31,2018
	(in thousands)
	Average contract rate	Notional principal amount	Fair value of derivative instrument 2018	Fair value of derivative instrument 2017
Cross currency swap	4.8%	11,474	282	—
2012 Interest Rate Cap	6%	100,000	—	(179)
2012 Interest Rate Floor	0.5% - 3%	100,000	—	6,366
2012 Interest Rate Floor	0.5% - 3%	100,000	—	6,366
Total			$282	$12,553

None of the above derivative instruments is designated in a hedging relationship. A net loss of $304 (gain in 2017: Nil) in respect of the above derivative instruments has been recognized in the consolidated statements of income within other gain/(loss), net. Fair value of interest rate derivative involving interest rate options and cross country swap is estimated as the present value of the estimated future cash flows based on observable yield curves using an option pricing model.

Reconciliation of Level 3 fair value measurements of financial assets

Available for sale of financial assets
(in thousands)
As at March 31, 2016	$30,147
Total gain or (losses):
-other comprehensive income	(384)
Additions	80
Disposals(*)	(230)
As at March 31, 2017	$29,613
Additions	80
Total gain or (losses):
-profit and loss:	(2,436)
As at March 31, 2018	$27,257

(*)On June 3, 2016, the Company sold its investment in The Cultural Trip (“TCT”) for $288 recording a gain of $58. The Company had made investment in TCT in July 2015 at transaction price of $230.

Management uses valuation techniques in measuring the fair value of financial instruments, where active market quotes are not available. In applying the valuation techniques, management makes maximum use of market inputs, and uses estimates and assumptions that are, as far as possible, consistent with observable data that market participants would use in pricing the instrument. Where applicable data is not observable, management uses its best estimate about the assumptions that market participants would make. These estimates may vary from the actual prices that would be achieved in an arm’s length transaction at the reporting date.

There were no transfers between any Levels in any of the years.